December 7, 2015

Supplement

SUPPLEMENT DATED DECEMBER 7, 2015 TO THE PROSPECTUSES OF

Morgan Stanley Liquid Asset Fund Inc., dated December 31, 2014
Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2015
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2015
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2015
Morgan Stanley U.S. Government Money Market Trust, dated May 29, 2015
(each, a "Fund")

The second paragraph of the section of each Fund's Prospectus entitled "Shareholder Information—Pricing Fund Shares" is hereby deleted and replaced with the following:

The NAV per share of the Fund is determined once daily on each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) or such other times as the NYSE may officially close. Shares will generally not be priced on any day that the NYSE is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open for all or part of the day. On any business day when SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same day credit for purchase and redemption orders received after the Fund's closing time and credit will be given on the next business day. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ILAFSPT-1215